UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

CECO Environmental Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4625 Red Bank Road, Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of CECO Environmental Corp., a Delaware corporation (the “Company”), in consultation with Meridian Compensation Partners, LLC, the Committee’s independent compensation consultant, approved the following material executive compensation decisions and actions impacting the Company’s named executive officers:

•	annual base salary rate increases for Jeffrey Lang, the Company’s Chief Executive Officer and President (the “CEO”), and Edward Prajzner, the Company’s Chief Financial Officer and Secretary (the “CFO”), from $460,000 to $575,000 and $250,000 to $300,000, respectively, effective as of September 3, 2015;

•	target annual cash incentive award opportunity increase for the CFO for 2015 from 40% of his pre-September 3, 2015 base salary rate to 50% of his new base salary rate, effective as of September 3, 2015;

•	grant as of September 4, 2015 of 52,687 service-based, share-settled restricted stock units (“RSUs”) to the CEO, with such RSUs vesting on March 1, 2020 and entitled to dividend equivalents if earned;

•	grant as of September 4, 2015 of 52,687 performance-based, share-settled restricted stock units (“PRSUs”) to the CEO, with such PRSUs vesting based on the degree to which the Company achieves a 2017 earnings before interest, taxes, depreciation and amortization performance goal, subject to additional service-based vesting in two substantially equal installments on March 15, 2018 and 2019, and entitled to dividend equivalents if earned;

•	grant as of September 4, 2015 of 12,500 RSUs to the CFO and 2,000 RSUs to Benton Cook, the Company’s Vice President of Finance and Controller (the “VP Finance”), with such RSUs vesting in 25% increments after two and three years, respectively, and the remaining RSUs vesting after four years, and entitled to dividend equivalents if earned;

•	grant as of September 4, 2015 of 4,000 stock options (“Options”) to the VP Finance at an exercise price of $9.44 per share, with such Options vesting and becoming exercisable in four substantially equal installments after the first four years, respectively, and generally having a ten-year term; and

•	grant as of September 4, 2015 of 7,376 RSUs to Jason DeZwirek, the Company’s Chairman of the Board (and each of the other members of the Board), with such RSUs vesting in four substantially equal installments after the first four years, respectively, and entitled to dividend equivalents if earned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer and Secretary

Date: September 10, 2015